UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


                             March 8, 2011
                            (Date of Report)


                    GLOBAL GREEN HOLDINGS, LIMITED
       (Exact name of registrant as specified in its charter)


         Wisconsin          000-54134                27-2990368
   (State or other     (Commission File No.)    (IRS Employer ID No.)
    jurisdiction
    of incorporation)


                       The John Hancock Center
                             Suite 3100
                        Chicago, IL 60611
              (Address of principal executive offices)


                           (312-794-7813)
          (Registrant's telephone number, including area code)


                        2208 Pershing Avenue
                        Sheboygan, WI 53083
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.132-4(c))

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.



Item 5.01   Changes in Control of Registrant

The Company's majority shareholder, Gerard Werner ("GW") has sold, in a private transaction, one-million six-hundred thousand (1,600,000) of his one-million-seven-hundred-ten-thousand (1,710,000) shares of common stock in the company on March 4, 2011, to Christopher Werner ("CW") and Kirsten McGregor ("KM"), for the sum of one-hundred-sixty-thousand ($160,000) dollars, at the price of ten ($.10) cents per share.

There are two million (2,000,000) shares of the Company's common stock issued and outstanding, and this sale effectively reduces GW's holdings in the company from eighty-five-and-one-half (85.5%) percent to five-and-one-half (5.5%) percent of the Company's issued and outstanding shares.

CW has acquired eight-hundred-eighty-thousand (880,000) shares of the Company's common stock from GW for the sum of eighty-eight-thousand ($88,000) dollars. CW now holds forty-four (44%) of the Company's issued and outstanding common stock.

KM has acquired seven-hundred-twenty-thousand (720,000) shares of the Company's common stock from GW for the sum of seventy-two-thousand ($72,000) dollars. KM now holds thirty-six (36%) of the Company's issued and outstanding stock.

The sale to CW and KM of GGH common stock was made with the understanding that they would each be appointed to the Company's
Board of Directors, as described below in Item 5.02.

Accompanying the sale of stock was an understanding that the purchasers would be appointed as officers of the Company as described below in Item 5.02. (Item 5.01(a)(7))

Disclosure required pursuant to Item 5.01(a)(8), may be found in the Company's Form 10-12G, as amended, filed on December 3, 2010.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Global Green Holdings, Limited, immediately prior to and following the events listed above by (i) each person known by the Registrant to beneficially own five percent (5%) or more of the outstanding shares;
(ii) the Registrant's officers and directors; and (iii) the Registrant's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.



Name of
Beneficial Owner          Shares of Common Stock     Shares of Common Stock     Percentage      Percentage
                          owned immediately          owned immediately          of Class        of Class
                          prior to events            following events           owned prior     owned
                                                                                to events       following
                                                                                                events



Gerard Werner*            1,710,000                      110,000                   85.5%            5.5%

Christopher Werner*               0                      880,000                      0%            44%

Kirsten McGregor                  0                      720,000                      0%            36%

Dr. Casey Kobylinski        250,000                      250,000                   12.5%            12.5%




All Current Executive
Officers and Directors
as a group                        0                     1,600,000                    0%              80%


* Gerard Werner and Christopher Werner are brothers (disclosure pursuant to Item 401(d) of Regulation S-K)

Item 5.2  Departure of Directors or Certain Officers; Election of
          Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


On March 7, 2011, Kirsten McGregor was appointed to the positions of President and Director of the Company; and Christopher Werner was appointed to the positions of Director and Chief Executive Officer of the Company. Concurrently, Gerard Werner tendered his resignation from his positions as President and Director of the Company.



Set forth below is certain information with respect to the individuals who now comprise the Company's Board of Directors:


Name                     Age           Position

Kirsten McGregor          49           President, Director

Christopher Werner        49           Chief Executive Officer,
                                       Director




Ms. Kirsten McGregor

Ms.McGregor has nearly two decades of experience in strategic planning, business development and marketing execution in large, multi-national corporations. She has significant experience in LULUCF initiatives and carbon financing strategies and has worked with companies such as Paso Pacifico, one of the first NGO's to receive a Gold rating CCBS certification for reforestation. In addition, Ms.McGregor has consulted for organizations and government entities including the World Policy Institute and the National Park Service. She is a member of the Climate Action Reserve (CAR) and International Emissions Trading Association
(IETA) and is a board member of the Sierra Club Ventura Leadership Team. She has received awards for excellence in business communications and holds a BA from the University of Washington and a BS from Boise State University.

Mr. Christopher Werner

Mr. Werner started his business career with First Wisconsin bank while attending Marquette University. He spent his first four years after graduating from college working as an accountant. Mr. Werner entered the financial services sector by becoming a stockbroker and after experiencing the securities markets combined his accounting and securities knowledge and became a Chief Financial Officer of a publicly listed company that was the fastest growing NASDAQ Company in 1991. Mr. Werner became Senior Partner of Newport Capital Partners in 1993, where is specialized in arranging financing's for small growth companies. In 1996 he co-founded Emerging Securities Group which continued to focus on financing start-up and early stage growth companies. In 2003 Mr. Werner was appointed CEO of Ascendant Holdings Ltd, a Bermuda based holding company, and assisted in structuring the initial public offering of two newly created subsidiaries. In 2006 Mr. Werner founded River Hills Resource Corporation which is a privately held mineral exploration company. In 2008 River Hills entered into a long-term financing and development agreement with a Chinese state owned company to develop copper projects in Ecuador. Mr. Werner co-founded Andean Carbon Corporation in 2009 after having pioneered a reforestation project in Ecuador to ensure the city of Quito's water supply for future generations.



BUSINESS

GLOBAL GREEN HOLDINGS, LIMITED

	The Registrant was incorporated under the laws of the State of Wisconsin on July 23, 2009, and is in the early developmental and promotional stages. The business of the Registrant to date classifies the Registrant as a "blank check" or "shell" company whose sole purpose has been to locate and consummate a merger or acquisition with a private entity.







SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2011

               GLOBAL GREEN HOLDINGS, LIMITED



By:   /s/ Kirsten McGregor
Name:     Kirsten McGregor
Title:    President and Director

EXHIBIT INDEX

Exhibit 17  Correspondence on Departure of Director - (attached)